Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CoConnect, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2006, Robert Thele and Dean H. Becker hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

a.

the quarterly report fully complies with the requirements of Section 13(a) of the securities Exchange Act of 1934; and

b.

the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard Ferguson

Richard Ferguson, Chief Executive Officer

(Principal Executive Officer)

November 16, 2006

/s/ Dean H. Becker

Dean H. Becker, Chief Financial Officer

(Principal Financial Officer)

November 16, 2006